UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2005

Edgen Corporation

(Exact name of Registrant as specified in its charter)

Nevada	333-124543	13-3908690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18444 Highland Road, Baton Rouge, LA	70809
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (225) 756-9868

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 16, 2005, Edgen Corporation (the “Company”), through its wholly owned subsidiary Edgen Carbon Products Group, L.L.C. (“Edgen Carbon”), completed the previously announced acquisition of all of the outstanding equity interests of Murray International Metals, Inc. (“MIM US”) from Murray International Metals Limited (“MIM UK”), pursuant to a purchase agreement dated as of November 30, 2005. Based in Houston, Texas, MIM US supplies high yield and special grade structural steel to customers in the international oil and gas industry primarily in North and South America. The aggregate purchase price for the acquisition of MIM US was UK£12 million (approximately US$21.1 million), including assumption of debt.

In a related transaction, the Company’s shareholders, including funds managed by Jefferies Capital Partners (the “JCP Funds”), transferred all of their equity interests in the Company to Edgen/Murray, L.P., a Delaware limited partnership, in exchange for common and preferred partnership interests of Edgen/Murray, and Edgen/Murray through a wholly owned subsidiary acquired all of the equity interests of MIM UK. As a result, Edgen/Murray is now the parent holding company of both the Company and MIM UK. The general partner of Edgen/Murray is a company wholly owned by the JCP Funds and the Company’s CEO and CFO also serve as the CEO and CFO of the general partner of Edgen/Murray.

Also on December 16, 2005, the Company completed the issuance of $31 million aggregate principal amount of its 9 7/8% senior secured notes due 2011. The notes were issued under the same indenture as the Company’s outstanding $105 million aggregate principal amount of 9 7/8% senior secured notes due 2011. Accordingly, the additional notes have the same terms and constitute the same series of securities as such existing notes. MIM US will guarantee the additional 9 7/8% notes and the previously issued 9 7/8% notes. Neither the additional 9 7/8% notes, nor the previously issued 9 7/8% notes, are guaranteed by Edgen/Murray or MIM UK.

The additional notes were issued at 98.751% of par plus accrued interest from August 1, 2005. The net proceeds of the offering were approximately $27.4 million, after deducting commissions, fees and expenses, including a delayed settlement fee of 3.251% of the principal amount of the notes purchased. The net proceeds from the offering were used to finance the MIM US acquisition, repay a portion of outstanding indebtedness under the Company’s revolving credit facility and to pay related fees and expenses.

The additional notes were sold in a private placement and resold by the initial purchaser to qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933 (the “Securities Act”). The additional notes have not been registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. The initial purchaser or its affiliates from time to time have provided in the past and may in the future provide investment banking and financial advisory services to us and our affiliates in the ordinary course of business. The initial purchaser and its affiliates have received or will receive customary compensation in connection with such services. Brian P. Friedman, managing member of the manager of certain of our shareholders, is also Chairman of the Executive Committee of the initial purchaser and a director of both the initial purchaser and its parent company, which is an investor in certain of our shareholders and has an interest in a portion of the incentive fees earned by Jefferies Capital Partners.

Under a registration rights agreement with the initial purchaser, the Company and the guarantors have agreed to file and use their reasonable best efforts to cause to become effective a registration statement with respect to an offer to exchange the additional notes for new notes of the Company having terms substantially identical in all material respects to the additional notes (except that the exchange notes will not contain terms with respect to transfer restrictions). If the Company and the guarantors are not able to effect this exchange offer, they have agreed to use their reasonable best efforts to file, and cause to become effective, a shelf registration statement relating to resales of the additional notes and the note guarantees. The Company and the guarantors will be obligated to pay additional interest on the additional notes if they do not file the exchange offer registration statement or the shelf registration statement within 120 days of the issue date, have the registration statement declared effective within 210 days of the issue date, consummate the exchange offer or have the shelf registration statement declared effective within 240 days after the issue date or, after either the registration statement or the shelf registration statement has been declared effective, such registration statement thereafter ceases to be effective or useable (subject to certain exceptions) in connection with resales of additional notes or exchange notes in accordance with and during the periods specified in the registration rights agreement.

The descriptions set forth above are qualified in their entirety by reference to the indenture, the MIM US purchase agreement and the registration rights agreement governing the additional notes. A copy of the indenture is filed as Exhibit 4.2 to the Company’s registration statement on Form S-4 (File No. 333-124543) filed on May 2, 2005 and incorporated herein by reference. Copies of the MIM US purchase agreement and the registration rights agreement are attached hereto as Exhibit 2.1 and Exhibit 99.1, respectively, and are incorporated herein by reference.

Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information provided in Item 1.01 of this Report is hereby incorporated herein by reference.

Item 2.03 CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 of this Report is hereby incorporated herein by reference.

Item 7.01 REGULATION FD DISCLOSURE.

The following information is being furnished under Item 7.01 “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On December 21, 2005, the Company and Edgen/Murray, L.P. issued press releases announcing the completion of the acquisition of MIM US and the offering of the additional notes. Copies of the press releases are furnished as Exhibit 99.5 and Exhibit 99.6 to this Report, respectively.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired.

The financial statements required by Item 9.01(a) will be filed by amendment on or before March 3, 2006.

(b)	Pro forma financial information.

The pro forma financial information required by Item 9.01(b) will be filed by amendment on or before March 3, 2006.

(d)	Exhibits.

No.	Exhibit

2.1	Agreement for the Sale and Purchase of Stock in Murray International Metals Inc., dated as of November 30, 2005, by and between Edgen Carbon Products Group, L.L.C. and Murray International Metals Limited*

99.1	Registration Rights Agreement, dated December 16, 2005, by and among Edgen Corporation, the Guarantors named therein and Jefferies & Company, Inc.

99.2	Second Supplemental Indenture, dated December 16, 2005, by and among Edgen Corporation, Murray International Metals, Inc. and the other Guarantors named therein and The Bank of New York

99.3	Supplement to Security Agreement, dated December 16, 2005, made by Murray International Metals, Inc. and acknowledged and accepted by The Bank of New York (The schedules to this Agreement have been omitted from Exhibit 99.3 hereto. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon its request.)

99.4	Joinder and Amendment No. 1, dated December 16, 2005, by and among Edgen Corporation, Murray International Metals, Inc. and the other Guarantors named therein and GMAC Commercial Finance LLC

99.5	Press release, dated December 21, 2005

99.6	Press release, dated December 21, 2005

*	Previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 333-124543) filed on December 1, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEN CORPORATION

Dated: December 21, 2005	By:	/s/ David L. Laxton
David L. Laxton, III
Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit

2.1	Agreement for the Sale and Purchase of Stock in Murray International Metals Inc., dated as of November 30, 2005, by and between Edgen Carbon Products Group, L.L.C. and Murray International Metals Limited*

99.1	Registration Rights Agreement, dated December 16, 2005, by and among Edgen Corporation, the Guarantors named therein and Jefferies & Company, Inc.

99.2	Second Supplemental Indenture, dated December 16, 2005, by and among Edgen Corporation, Murray International Metals, Inc. and the other Guarantors named therein and The Bank of New York

99.3	Supplement to Security Agreement, dated December 16, 2005, made by Murray International Metals, Inc. and acknowledged and accepted by The Bank of New York (The schedules to this Agreement have been omitted from Exhibit 99.3 hereto. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon its request.)

99.4	Joinder and Amendment No. 1, dated December 16, 2005, by and among Edgen Corporation, Murray International Metals, Inc. and the other Guarantors named therein and GMAC Commercial Finance LLC

99.5	Press release, dated December 21, 2005

99.6	Press release, dated December 21, 2005

*	Previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 333-124543) filed on December 1, 2005